                                                                      EXHIBIT 24



                        FIDELITY NATIONAL CORPORATION

                              POWER OF ATTORNEY


         The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr. and Martha C. Fleming, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending December 31, 1996, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of April, 1997.


                                        /s/ James W. Anderson, Jr.
                                        ----------------------------------------
                                        Name: James W. Anderson, Jr.

                                                                      EXHIBIT 24



                        FIDELITY NATIONAL CORPORATION

                              POWER OF ATTORNEY


         The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr. and Martha C. Fleming, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending December 31, 1996, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of April, 1997.


                                        /s/ Edward G. Bowen, M.D.
                                        ----------------------------------------
                                        Name: Edward G. Bowen, M.D.

                                                                      EXHIBIT 24



                        FIDELITY NATIONAL CORPORATION

                              POWER OF ATTORNEY


         The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr. and Martha C. Fleming, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending December 31, 1996, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of April, 1997.


                                        /s/ Marvin C. Goldstein, D.D.S.
                                        ----------------------------------------
                                        Name: Marvin C. Goldstein, D.D.S.

                                                                      EXHIBIT 24



                        FIDELITY NATIONAL CORPORATION

                              POWER OF ATTORNEY


         The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr. and Martha C. Fleming, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending December 31, 1996, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of April, 1997.


                                        /s/ Manning M. Pattillo, Jr., Ph.D.
                                        --------------------------------------
                                        Name:  Manning M. Pattillo, Jr., Ph.D.

                                                                      EXHIBIT 24



                        FIDELITY NATIONAL CORPORATION

                              POWER OF ATTORNEY


         The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr. and Martha C. Fleming, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending December 31, 1996, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of April, 1997.


                                        /s/ Robert J. Rutland
                                        ----------------------------------------
                                        Name:  Robert J. Rutland

                                                                      EXHIBIT 24



                        FIDELITY NATIONAL CORPORATION

                              POWER OF ATTORNEY


         The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr. and Martha C. Fleming, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending December 31, 1996, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of April, 1997.


                                        /s/ R. Phillip Shinall, III
                                        ----------------------------------------
                                        Name:  R. Phillip Shinall, III

                                                                      EXHIBIT 24



                        FIDELITY NATIONAL CORPORATION

                              POWER OF ATTORNEY


         The undersigned director and/or officer of FIDELITY NATIONAL CORPORATION, a Georgia corporation, does hereby make, constitute and appoint James B. Miller, Jr., M. Howard Griffith, Jr. and Martha C. Fleming, and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to the annual report for the Corporation's fiscal year ending December 31, 1996, on Form 10-K, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of April, 1997.


                                        /s/ Rankin Smith, Jr.
                                        ----------------------------------------
                                        Name:  Rankin Smith, Jr.